UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)           April 4, 2001

                                 ViaPay Limited
               (Exact Name of registrant as Specified in charter)


           Nevada                   000-28309                88-0430739
(State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)           File Number)           Identification No.)


Abbey House, 450 Bath Road, Longford, Heathrow, United Kingdom       UB7 0EB
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code     44-0700-2262-6255


 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. Other Events and Regulation FD Disclosure

Effective April 4, 2001, the registrant received and accepted the resignations of Ross Ivers and Wolfgang Heinrick from the registrant's board of directors.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, ViaPay has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ViaPay Limited



Date: April 5, 2001                     By  /s/  John Draheim
                                            ------------------------------------
                                                    John Draheim
                                                    Chief Financial Officer


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